Exhibit 10.1

FIRST AMENDMENT

Dated as of April 12, 2017

to

REVOLVING CREDIT AGREEMENT

Dated as of March 15, 2017

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of April 12, 2017, is entered into by and among Goldman Sachs Middle Market Lending Corp. (the “Borrower”) and HSBC Bank USA, National Association, as the administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and a lender (the “Lender”).

RECITALS

A.  The parties hereto have entered into that certain Revolving Credit Agreement, dated as of March 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

B.  The Borrower has requested that the Administrative Agent and the Lender agree to certain modifications to the Credit Agreement and the Administrative Agent and the Lender have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1.      The definition of “Maximum Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated by replacing “$110,000,000” with “$200,000,000”.

2.2.      Schedule II of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

SECTION 3. Conditions Precedent to Closing. Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent and the Lender shall have received:

3.1.      a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto;

3.2.      the Facility Increase Request, executed and delivered by the Borrower; and

3.3.      payment by the Borrower to HSBC Bank USA, National Association of a facility increase fee in the amount set forth in the Fee Letter, dated as of March 15, 2017, between the Borrower and HSBC Bank USA, National Association.

SECTION 4. Miscellaneous.

4.1.      Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.2.      References to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.3.      Representations and Warranties.  The Borrower hereby represents and warrants that (i) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law), (ii) no Default or Event of Default shall have occurred and be continuing and (iii) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent of changes in facts or circumstances that have been disclosed to the Lenders in writing and do not constitute a Default or an Event of Default or to the extent such representations and warranties relate to an earlier or other specific date).

4.4.      Reaffirmation of Obligations.  The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s obligations under the Loan Documents.

4.5.      Reaffirmation of Security Interests.  The Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

4.6.      No Other Changes.  Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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4.7.      No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.8.      Governing Law.  This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.9.      Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

4.10.      Headings.  Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment.

4.11.      Multiple Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

GOLDMAN SACHS MIDDLE MARKET LENDING CORP., a Delaware corporation

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

HSBC/Goldman Sachs Middle Market Lending Corp.

First Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Cameron Hughes
Name: Cameron Hughes
Title: Senior Vice President

HSBC/Goldman Sachs Middle Market Lending Corp.

First Amendment to Revolving Credit Agreement

LENDER:

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Cameron Hughes
Name: Cameron Hughes
Title: Senior Vice President

HSBC/Goldman Sachs Middle Market Lending Corp.

First Amendment to Revolving Credit Agreement

ANNEX A

SCHEDULE II

Lender	Commitment
HSBC Bank USA, National Association	$200,000,000